SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 17, 2002
                       ----------------------------------
                        (Date of earliest event reported)


                                    Citicorp
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




      Delaware                    1-5738                  06-1515595
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(State or other juris-         (Commission             (IRS Employer
diction of incorporation)      File Number)        Identification Number)





399 Park Avenue, New York, New York                            10043
---------------------------------------                     ----------
Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
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                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.         Other Events.
                -------------

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and six-month periods ended June 30, 2002 and June 30, 2001. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated July 17, 2002. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                          Second Quarter         Six Months
                                        ------------------    ------------------
                                           2002     2001         2002     2001
                                        ------------------    ------------------

INTEREST REVENUE
Loans, including Fees                    $ 9,480  $ 9,712      $18,611  $19,679
Deposits with Banks                          247      290          522      643
Federal Funds Sold and Securities
  Purchased Under Resale Agreements           97      100          205      231
Investments, including Dividends           1,344      886        2,306    1,837
Trading Account Assets                       391      216          925      452
Loans Held For Sale                          285      439          577      831
                                        ------------------    ------------------
                                          11,844   11,643       23,146   23,673
                                        ------------------    ------------------

INTEREST EXPENSE
Deposits                                   2,454    3,079        4,305    6,569
Trading Account Liabilities                   15       10           28       24
Purchased Funds and Other Borrowings         641      691        1,338    1,652
Long-Term Debt                               994    1,339        1,977    2,687
                                        ------------------    ------------------
                                           4,104    5,119        7,648   10,932
                                        ------------------    ------------------

NET INTEREST REVENUE                       7,740    6,524       15,498   12,741
                                        ------------------    ------------------

POLICYHOLDER BENEFITS AND CLAIMS             154      257          294      507
PROVISION FOR CREDIT LOSSES                2,057    1,485        4,616    2,949
                                        ------------------    ------------------
  TOTAL BENEFITS, CLAIMS, AND              2,211    1,742        4,910    3,456
   CREDIT LOSSES                        ------------------    ------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES      5,529    4,782       10,588    9,285
                                        ------------------    ------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                       2,857    2,586        5,689    5,363
Foreign Exchange                             748      533        1,293    1,021
Trading Account                              472      325          910      928
Investment Transactions                      (79)      18          (69)     115
Other Revenue                              1,045    1,237        1,883    2,094
                                        ------------------    ------------------
                                           5,043    4,699        9,706    9,521
                                        ------------------    ------------------

OPERATING EXPENSE
Salaries                                   2,332    2,146        4,638    4,416
Employee Benefits                            461      434          945      875
                                        ------------------    ------------------
  Total Employee                           2,793    2,580        5,583    5,291
Net Premises and Equipment                   796      663        1,573    1,451
Restructuring-Related Items {a}              (40)     168            6      230
Other Expense                              2,391    2,328        4,719    4,689
                                        ------------------    ------------------
                                           5,940    5,739       11,881   11,661
                                        ------------------    ------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES                       4,632   3,742        8,413    7,145
INCOME TAXES                                1,567   1,361        2,863    2,626
MINORITY INTEREST, NET OF INCOME TAXES         27      14           46       22
                                        ------------------    ------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGES                         3,038   2,367        5,504    4,497
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGES {b}                                    -    (111)           -    (144)
                                        ------------------    ------------------
NET INCOME                                $ 3,038  $2,256      $ 5,504  $ 4,353
                                        ==================    ==================

{a} The 2002 second quarter includes reversals of $(43) million and accelerated depreciation of $3 million. The 2002 six months include new charges of $41 million, reversals of $(43) million and accelerated depreciation of $8 million. The 2001 second quarter includes new charges of $146 million and accelerated depreciation of $22 million. The 2001 six months include new charges of $186 million and accelerated depreciation of $44 million.

{b} Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.



                                                CITICORP
                                                (Registrant)


                                        By: /s/ William P. Hannon
                                            ---------------------
                                                William P. Hannon
                                                Controller




Dated:  July 19, 2002